Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.58088%



        Excess Protection Level
          3 Month Average   5.13%
            June, 1998   4.69%
            May, 1998   4.88%
            April, 1998   5.83%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.87%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 35,974,950,178.51


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,536,555,660.02